UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)
(844) 428-5411
(Registrant’s telephone number, including area code)
not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 25, 2025, Robinhood Markets, Inc. (the “Company” or “our”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025. Holders of Class A common stock were entitled to cast one vote for each share held as of the close of business on April 28, 2025 (the “Record Date”), and holders of Class B common stock were entitled to cast ten votes for each share held as of the close of business on the Record Date. Holders of Class A common stock and Class B common stock voted together as a single class on all matters at the Annual Meeting. At the close of business on the Record Date, 767,048,912 shares of Class A common stock and 115,374,807 shares of Class B common stock were outstanding and entitled to vote.

Set forth below are the matters voted on at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Directors

Our stockholders re-elected Vladimir Tenev, Baiju Bhatt, John Hegeman, Paula Loop, Meyer Malka, Christopher Payne, Jonathan Rubinstein, Susan Segal, Dara Treseder, and Robert Zoellick to the Company’s Board of Directors to serve until the 2026 annual meeting of stockholders. Voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vladimir Tenev	1,549,420,718	10,411,105	1,859,114	156,184,423
Baiju Bhatt	1,557,804,340	3,533,452	353,145	156,184,423
John Hegeman	1,560,794,383	355,846	540,708	156,184,423
Paula Loop	1,558,559,527	2,571,749	559,661	156,184,423
Meyer Malka	1,551,038,081	10,196,142	456,714	156,184,423
Christopher Payne	1,557,553,173	3,603,219	534,545	156,184,423
Jonathan Rubinstein	1,390,124,451	170,971,449	595,037	156,184,423
Susan Segal	1,554,197,957	6,950,141	542,839	156,184,423
Dara Treseder	1,449,500,690	111,656,104	534,143	156,184,423
Robert Zoellick	1,558,876,478	2,356,049	458,410	156,184,423

Proposal Two: Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

Our stockholders approved, on an advisory basis, the 2024 compensation of the Company’s named executive officers. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,538,717,458	22,346,385	627,094	156,184,423

Proposal Three: Ratification of Appointment of the Company's Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,713,971,380	3,387,150	516,831	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	June 26, 2025	By:	/s/ Jason Warnick
Name: Jason Warnick
Title: Chief Financial Officer

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